SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K/A
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CURRENT REPORT UNDER SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report (Date of earliest event reported):  March 22, 2005

MC SHIPPING INC.
(Exact name of the registrant as specified in its charter)
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LIBERIA	1-10231	98-0101881
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
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Richmond House, 12 Par-la-ville Road, Hamilton HM CX. Bermuda
(Address of principal executive offices)
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441-295-7933
(Registrant's telephone number, including area code)
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Not Applicable
(former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 (a)

The Company advises that, as of March 22, 2005, it has dismissed the Company’s independent accountant, Ernst & Young, Chartered Accountants (the “Former Accountant”) and further states that:
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there was no adverse opinion or disclaimer of opinion in the Former Accountant’s report on the Company’s financial statements for either of the past two years, nor was any such report qualified, modified as to uncertainty, audit scope or accounting principles;

-	the decision to change accountants was approved by the Company’s audit committee;
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there were no disagreements with the Former Accountant during the two most recent fiscal years or the subsequent interim period through March 22, 2005 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

The Company has provided the Former Accountant with a copy of the disclosures it is making in this Form 8-K/A and requested the Former Accountant to furnish a letter addressed to the Commission stating whether it agrees with the above disclosures. A copy of the Former Accountant’s response is enclosed as exhibit 16.

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Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MC SHIPPING INC.

Date : April 4, 2005	/S/ A.S. CRAWFORD
Antony S. Crawford Chief Executive Officer (Principal Executive Officer)